Liabilities related to business combinations and to non-controlling interests	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Liabilities related to business combinations and to non-controlling interests	Liabilities related to business combinations
and to non-controlling interests
For a description of the nature of the liabilities reported in the line item Liabilities related to business combinations and to non-controlling interests, refer to Note B.8.5. The principal acquisitions are described in Notes D.1. and D.2.
The liabilities related to business combinations and to non-controlling interests shown in the table below are level 3 instruments under the IFRS 7 fair value hierarchy (see Note D.12.) except for the CVRs issued in connection with the acquisition of Genzyme, which are level 1 instruments.
Movements in liabilities related to business combinations and to non-controlling interests are shown below:

(€ million)	Liabilities related to non-controlling interests(a)	CVRs issued in connection with the acquisition of Genzyme(b)	Bayer contingent consideration arising from the acquisition of Genzyme	MSD contingent consideration (European Vaccines business)	Shire contingent consideration arising from the acquisition of Translate Bio	Other	Total(c)
Balance at January 1, 2019	22	99	472	410	—	301	1,304
Payments made	—	—	(113)	(69)	—	(55)	(237)
Fair value remeasurements through profit or loss: (gain)/loss (including unwinding of discount)(d)	—	49	(214)	38	—	81	(46)
Other movements	(22)	(153)	—	—	—	(73)	(248)
Currency translation differences	—	5	11	6	—	5	27
Balance at December 31, 2019	—	—	156	385	—	259	800
Payments made	—	—	(42)	(78)	—	(2)	(122)
Fair value remeasurements through profit or loss: (gain)/loss (including unwinding of discount)(d)	—	—	9	9	—	(53)	(35)
Other movements	—	—	(8)	—	—	(2)	(10)
Currency translation differences	—	—	(11)	(4)	—	(13)	(28)
Balance at December 31, 2020	—	—	104	312	—	189	605
New transactions(e)	—	—	—	—	323	37	360
Payments made(f)	—	—	(31)	(75)	—	(152)	(258)
Fair value remeasurements through profit or loss: (gain)/loss (including unwinding of discount)(d)	—	—	(18)	26	19	(31)	(4)
Other movements	—	—	—	—	—	(14)	(14)
Currency translation differences	—	—	4	6	12	3	25
Balance at December 31, 2021	—	—	59	269	354	32	714
(a) Includes put options granted to non-controlling interests that expired in 2019.
(b) Based on the quoted market price per CVR of $0.72 as of October 30, 2019 and $0.48 as of December 31, 2018. The CVR agreement was terminated in March 2020 following signature of a litigation settlement agreement.
(c) Portion due after more than one year: €577 million as of December 31, 2021 (€387 million as of December 31, 2020 and €508 million as of December 31, 2019); portion due within less than one year: €137 million as of December 31, 2021 (€218 million as of December 31, 2020 and €292 million as of December 31, 2019).
(d) Amounts reported within the income statement line item Fair value remeasurement of contingent consideration, and mainly comprising unrealized gains and losses.
(e) Mainly corresponds to the recognition of the Shire Human Genetic Therapies Inc. (Shire) contingent consideration liability of $382 million resulting from the acquisition of Translate Bio in September 2021.
(f) The "Other" column mainly relates to the contingent consideration liability due to True North Therapeutics as a result of Sanofi's acquisition of Bioverativ which was settled in the first half of 2021.

As of December 31, 2021, Liabilities related to business combinations and to non-controlling interests mainly comprised:
•the Bayer contingent consideration liability arising from Sanofi's acquisition of Genzyme in 2011. As of December 31, 2021, Bayer was still entitled to receive the following potential payments:
–a percentage of sales of alemtuzumab up to a maximum of $1,250 million or over a maximum period of 10 years, whichever is achieved first,
–milestone payments subject to the attainment of specified levels of worldwide sales of alemtuzumab beginning in 2021.
The fair value of this liability was measured at €59 million as of December 31, 2021, compared with €104 million as of December 31, 2020 and €156 million as of December 31, 2019. The fair value of the Bayer liability is determined by applying the contractual terms to sales projections which have been weighted to reflect the probability of success, and discounted. If the discount rate were to fall by one percentage point, the fair value of the Bayer liability would increase by approximately 1%;
•the MSD contingent consideration liability arising from the 2016 acquisition of the Sanofi Pasteur activities carried on within the former Sanofi Pasteur MSD joint venture, which amounted to €269 million as of December 31, 2021, €312 million as of December 31, 2020 and €385 million as of December 31, 2019 (see Note D.12.). The fair value of this contingent consideration is determined by applying the royalty percentage stipulated in the contract to discounted sales projections. If the discount rate were to fall by one percentage point, the fair value of the MSD contingent consideration liability would increase by approximately 2%;
•a contingent consideration liability towards Shire Human Genetic Therapies Inc. (Shire) arising from Sanofi's acquisition of Translate Bio in September 2021.
In a December 2016 business combination predating the acquisition of control by Sanofi, Translate Bio (then called Rana Therapeutics, Inc.) acquired from Shire the intellectual property rights relating to the latter's Messenger RNA Therapeutics (MRT) program.
As of December 31, 2021, Shire was entitled to receive the following potential payments:
–milestone payments contingent on the launch of products based on MRT technology, and on the attainment of a specified level of sales of those products, and
–a percentage of sales of those products.
The fair value of the Shire liability was measured at €354 million as of December 31, 2021; it was determined by applying the contractual terms to development and sales projections which were weighted to reflect the probability of success, and discounted. If the discount rate were to fall by one percentage point, the fair value of the Shire liability would increase by approximately 14%.
The table below sets forth the maximum amount of contingent consideration payable:

December 31, 2021	Total	Payments due by period
(€ million)		Less than 1 year	From 1 to 3 years	From 3 to 5 years	More than 5 years
Commitments relating to contingent consideration in connection with business combinations(a)	689	108	181	78	322
(a) Includes €0.4 billion for the Bayer contingent consideration and €0.3 billion for the MSD contingent consideration.

The nominal amount of contingent consideration was €1,043 million as of December 31, 2020 and €3,503 million as of December 31, 2019. The reduction in commitments during 2020 mainly reflects the termination of the CVR agreement in March 2020.